UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2007

En Pointe Technologies, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2381 Rosecrans Avenue, Suite 325, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

    On July 30, 2007, En Pointe Technologies Sales, Inc. and En Pointe Gov, Inc. (collectively "En Pointe"), wholly-owned subsidiaries of En Pointe Technologies, Inc., and GE Commercial Distribution Finance Corporation entered into an Addendum (the Addendum") to that certain Business Financing Agreement and that certain Agreement for Wholesale Financing, each dated June 25, 2004, as amended ("Agreement").  The original June 25, 2004 Agreement expired on June 25, 2007 and was extended on June 13,2007 to July 31, 2007 by a temporary overline letter agreement.

    The Addendum is effective July 25, 2007 and En Pointe Technologies, Inc. executed an acknowledgement to the Addendum in its capacity as Guarantor of the obligations under the agreements.  Under terms of the Addendum, En Pointe has available collectively for borrowing under its accounts receivable and flooring facility up to forty-five million dollars ($45,000,000).  The Addendum is for a period of three years from August 1, 2007 and for successive one year periods thereafter, subject to termination at the end of any such period on at least sixty days prior written notice by either party to either party.   Effective for the June 2007 quarter and succeeding quarters going forward, the Addendum deletes all prior financial covenants and restates them effective for the last day of each calendar quarter as follows:

a.  Tangible Net Worth and Subordinated Debt in the combined amount of not less than $12,750,000.
b.  Debt minus Subordinated Debt to Tangible Net Worth and Subordinated Debt will not exceed 5.0:1.00 at June 30, 2007 and 4.75:1.00 for succeeding quarters thereafter.
c.  Total Funded Indebtedness, as defined in the Agreement, to EBITDA for the preceding four fiscal quarters then ended, shall be no more than three to one (3.00:1.00).

    The foregoing description of the Addendum is qualified in its entirety by reference to the Addendum, which is attached as Exhibit 10-61 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)   Exhibits:

Exhibit Number	Description

Exhibit 10-61
Addendum to Business Financing Agreement and Agreement for Wholesale Financing among En Pointe Technologies Sales, Inc., En Pointe Gov, Inc. and GE Commercial Distribution Finance Corporation, dated July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

July 30, 2007	By:	/s/ Javed Latif
Name: Javed Latif
Title: Chief Financial Officer